EXHIBIT 99.2 Earnings Release Supplement First Quarter 2021

Citizens Community Bancorp, Inc. Table of Contents Segment Profiles COVID-19 Related Loan Deferrals Non-Owner Occupied CRE Owner Occupied CRE Multi-family Commercial & Industrial Loans Construction & Development Loans Agricultural Real Estate & Operating Loans Hotel Loans Restaurant Loans Credit Quality/Risk Rating Descriptions Loans by Risk Rating as of March 31, 2021 Loans by Risk Rating as of December 31, 2020 Loans by Risk Rating as of March 31, 2020 Allowance for Loan Losses Nonaccrual Loans Roll forward Other Real Estate Owned Roll forward Troubled Debt Restructurings in Accrual Status Acquired Loans – Non-accretable difference and accretable discount tables Selected Capital Composition Highlights – Bank and Company Page(s) 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 16 16 17 18 1

COVID-19 Related Loan Deferrals Source: Unless otherwise noted, internal Company documents. Dollars in Thousands At March 31, 2021 Balance Number of Loans Commercial Deferrals Hotel Loans 48,920$ 10 Other Commercial Loans 3,891 10 Total Commercial Deferrals 52,811 20 Residential Deferrals 3,865 98 Consumer Deferrals 599 40 Total Deferrals at March 31, 2021 57,275$ 158 Commercial Loan Deferral Expiration by Quarter Balance Number of Loans Hotel Loans Quarter Ending June 30, 2021 36,991$ 7 Quarter Ending September 30, 2021 11,929 3 Total Hotel Loans 48,920 10 Other Commercial Loans Quarter Ending June 30, 2021 2,107 5 Quarter Ending September 30, 2021 1,784 5 Total Other Commercial Loans 3,891 10 Total Commercial Deferral Expirations 52,811$ 20 2

Non – Owner Occupied CRE

Citizens Community Bancorp Inc.

Non – Owner Occupied CRE
As of 3/31/21


9%
2%
3%
4%
5%
5%
7%
7%
26%
32%
Hotel
CRE - Warehouse/Mini Storage
CRE - Industrial/Manufacturing
CRE - Senior Living
CRE - Bar/Restaurant
Investor Residential
CRE - Retail
CRE - Office
CRE - Mixed Use
Other

By Geography
As of 03/31/21


10%
33%
57%
Wisconsin
Minnesota
Other

Portfolio Characteristics Non - Owner Occupied CRE	As of 03/31/21	As of 12/31/2020
Loan Balance Outstanding In Millions	$311	$307
Number of Loans	765	785
Average Loan Size In Thousands	$406	$391
Approximate Weighted Average LTV	55%	56%
Approximate Weighted Average DSCR	2.4x	2.4x
Weighted Average Seasoning In Months	28	28
Trailing 12 Month Net Charge-Offs	0.00%	0.00%

Portfolio Fundamentals

- Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

3

Owner Occupied CRE

Owner Occupied CRE As of 03/31/2021



23%
15%
13%
11%
9%
9%
8%
7%
5%
CRE Campground
CRE Retail
CRE Warehouse/Mini Storage
CRE Mixed Use
Other
CRE Restaurant
CRE Industrial/Manufacturing
CRE Senior Living
CRE Office

By Geography As of 03/31/2021



10%
15%
75%
Wisconsin
Minnesota
Other

Portfolio Characteristics Owner Occupied CRE	As of 03/31/21	As of 12/31/2020
Loan Balance Outstanding In Millions	$205	$201
Number of Loans	420	420
Average Loan Size In Thousands	$487	$478
Approximate Weighted Average LTV	50%	50%
Approximate Weighted Average DSCR	2.1x	2.1x
Weighted Average Seasoning In Months	31	32
Trailing 12 Month Net Charge-Offs	0.00%	0.00%

Portfolio Fundamentals

- Underwritten to <80% LTV based on appraised value (<75% for Restaurant)
- Term of 5-10 years with 20-year amortization
- Recourse to owners with greater than 20% interest
- DSC covenant of 1.25x on project and/or Global DSC of 1.15x
- Appropriate use of SBA 504/7a for lower cash injection or special use projects
- By Geography "Other" segment includes borrowers with warm climates, no state income tax sales

4

Portfolio Fundamentals 60% 38% 2% Wisconsin Minnesota Other By Geography As of 03/31/21 100% Multi-family Multi-family As of 03/31/21 • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family As of 03/31/21 As of 12/31/2020 $119 $122 102 111 $1.17 $1.10 67% 67% Approximate Weighted Average DSCR 1.9x 1.9x 18 18 0.00% 0.00% Approximate Weighted Average LTV Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Multi-family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions 5

Citizens Community Bancorp Inc.

Commercial & Industrial Loans

Commercial & Industrial As of 03/31/2021


14%
11%
11%
10%
8%
7%
7%
6%
5%
4%
4%
3%
3%
3%
4%
Manufacturing
Public Administration
Real Estate, Rental and Leasing
Retail Trade
Administrative and Support
Health Care
Other Services
Other
Transportation and Warehousing
Wholesale Trade
Construction
Agriculture
Educational Services
Professional Services
Finance and Insurance

By Geography As of 03/31/2021


1%
15%
84%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

	As of 03/31/21	As of 12/31/2020
Loan Balance In Millions	$96	$117
Number of Loans	756	764
Average Loan Size In Thousands	$127	$153
Approximate Weighted Average DSCR	2.7x	2.4x
Weighted Average Seasoning In Months	25	28
Trailing 12 Month Net Charge-Offs	0.42%	0.78%
Committed Line, if collateral	58	52

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

6

Citizens Community Bancorp Inc.

Construction & Development Loans

Commercial & Development As of 03/31/21



18%
16%
14%
10%
10%
8%
7%
6%
4%
7%
CRE Senior Living
CRE Multi-family
CRE Retail
Other Land
Industrial/Manufacturing
Commercial 1-4 Family Construction
CRE Campground
CRE Hospitality
CRE Warehouse/Mini Storage
Other

By Geography As of 03/31/21



51%
32%
17%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Construction & Development

	As of 03/31/2021	As of 12/31/2020
Loan Balance Outstanding In Millions	$90	$99
Number of Loans	109	125
Average Loan Size In Thousands	$832	$788
Approximate Weighted Average LTV	56%	51%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Percent Utilized of Commitments	63%	62%

Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd Party inspections and Title Company draws after balancing to sworn construction statement
- 1-4 Residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home

7

41% 26% 17% 13% Crop Dairy Other Farming Other Agricultural As of 03/31/21 Portfolio Fundamentals 70% 26% 4% Wisconsin Minnesota Other By Geography As of 03/31/21 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum Ag RE LTV of less than 65%; Equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital Agricultural Real Estate & Operating Loans As of 03/31/21 As of 12/31/2020 $98 $102 611 645 $162 $157 1.8x 1.7x 34 35 0.16% -0.01% Approximate Weighted Average DSCR Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 8

68% 20% 12% Flagged Historic Boutique Other Hotels As of 03/31/21 Portfolio Fundamentals 51% 32% 17% Minnesota Wisconsin Illinois By Geography As of 03/31/21 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged properties, Historic hotels, including two hotels in Minneapolis • Wisconsin Dells Area projects were acquired from F&M • One flagged project approved with the SBA 504 structure; nearing completion of construction • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans As of 03/31/21 As of 12/31/2020 $93 $94 32 32 $2.9 $2.8 56% 56% 2.3x 2.3x 0.00% 0.00%Trailing 12 Month Net Charge Offs Number of Loans Approximate DSCR - Non-Construction Portfolio Characteristics - Hotels Loan Balance Outstanding In Millions Average Loan Size In Millions Approximate Weighted Average LTV 9

53% 16% 10% 8% 6% 7% Culver's - Limited Service Restaurants Micro Breweries Other National Limited Services Drinking Establishments Other Restaurants As of 03/31/21 Portfolio Fundamentals 79% 20% 1% Wisconsin Minnesota Other By Geography As of 03/31/21 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Micro Breweries concentrated in Eau Claire area • Lessors of RE include investor and owner-occupied structure Restaurant Loans As of 03/31/2021 As of 12/31/2020 $39 $37 87 90 $444 $412 57% 57% 3.5x 3.3x 0.00% 0.00% Portfolio Characteristics - Restaurants Approximate Weighted Average DSCR Trailing 12 Month Net Charge-Offs Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 10

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 11

Below is a breakdown of loans by risk rating as of March 31, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 363,758	$ 764	$ 1,081	$ —	$ —	$ 365,603
Agricultural real estate	36,439	522	1,179	—	—	38,140
Multi-family real estate	111,199	304	—	—	—	111,503
Construction and land development	80,458	—	3,478	—	—	83,936
C&I/Agricultural operating:						
Commercial and industrial	72,355	317	4,021	—	—	76,693
SBA PPP loans	118,931	—	—	—	—	118,931
Agricultural operating	20,003	1,045	101	—	—	21,149
Residential mortgage:						
Residential mortgage	78,764	—	3,521	—	—	82,285
Purchased HELOC loans	5,057	—	234	—	—	5,291
Consumer installment:						
Originated indirect paper	23,024	—	162	—	—	23,186
Other consumer	10,906	—	45	—	—	10,951
Total originated loans	$ 920,894	$ 2,952	$ 13,822	$ —	$ —	$ 937,668
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 135,059	$ 10,494	$ 4,033	$ —	$ —	$ 149,586
Agricultural real estate	27,041	—	5,386	—	—	32,427
Multi-family real estate	7,485	—	—	—	—	7,485
Construction and land development	6,553	204	39	—	—	6,796
C&I/Agricultural operating:						
Commercial and industrial	18,865	9	366	—	—	19,240
Agricultural operating	6,754	—	347	—	—	7,101
Residential mortgage:						
Residential mortgage	37,982	—	2,064	—	—	40,046
Consumer installment:						
Other consumer	906	—	7	—	—	913
Total acquired loans	$ 240,645	$ 10,707	$ 12,242	$ —	$ —	$ 263,594
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 498,817	$ 11,258	$ 5,114	$ —	$ —	$ 515,189
Agricultural real estate	63,480	522	6,565	—	—	70,567
Multi-family real estate	118,684	304	—	—	—	118,988
Construction and land development	87,011	204	3,517	—	—	90,732
C&I/Agricultural operating:						
Commercial and industrial	91,220	326	4,387	—	—	95,933
SBA PPP loans	118,931	—	—	—	—	118,931
Agricultural operating	26,757	1,045	448	—	—	28,250
Residential mortgage:						
Residential mortgage	116,746	—	5,585	—	—	122,331
Purchased HELOC loans	5,057	—	234	—	—	5,291
Consumer installment:						
Originated indirect paper	23,024	—	162	—	—	23,186
Other consumer	11,812	—	52	—	—	11,864
Gross loans	$ 1,161,539	$ 13,659	$ 26,064	$ —	$ —	$ 1,201,262
Less:						
Unearned net deferred fees and costs and loans in process						(4,487)
Unamortized discount on acquired loans						(4,649)
Allowance for loan losses						(16,860)
Loans receivable, net						$ 1,175,266

12

Below is a breakdown of loans by risk rating as of December 31, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 349,482	$ 543	$ 1,088	$ —	$ —	$ 351,113
Agricultural real estate	30,041	446	1,254	—	—	31,741
Multi-family real estate	112,423	308	—	—	—	112,731
Construction and land development	87,763	—	3,478	—	—	91,241
C&I/Agricultural operating:						
Commercial and industrial	91,474	20	3,796	—	—	95,290
SBA PPP loans	123,702	—	—	—	—	123,702
Agricultural operating	22,462	934	1,061	—	—	24,457
Residential mortgage:						
Residential mortgage	82,097	7	4,179	—	—	86,283
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	11,986	—	70	—	—	12,056
Total originated loans	$ 943,005	$ 2,258	$ 15,462	$ —	$ —	$ 960,725
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 148,303	$ 4,274	$ 3,985	$ —	$ —	$ 156,562
Agricultural real estate	31,147	—	5,907	—	—	37,054
Multi-family real estate	9,273	—	148	—	—	9,421
Construction and land development	7,237	—	39	—	—	7,276
C&I/Agricultural operating:						
Commercial and industrial	20,918	9	336	—	—	21,263
Agricultural operating	7,838	—	490	—	—	8,328
Residential mortgage:						
Residential mortgage	42,805	131	2,167	—	—	45,103
Consumer installment:						
Other consumer	1,150	—	7	—	—	1,157
Total acquired loans	$ 268,671	$ 4,414	$ 13,079	$ —	$ —	$ 286,164
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 497,785	$ 4,817	$ 5,073	$ —	$ —	$ 507,675
Agricultural real estate	61,188	446	7,161	—	—	68,795
Multi-family real estate	121,696	308	148	—	—	122,152
Construction and land development	95,000	—	3,517	—	—	98,517
C&I/Agricultural operating:						
Commercial and industrial	112,392	29	4,132	—	—	116,553
SBA PPP loans	123,702	—	—	—	—	123,702
Agricultural operating	30,300	934	1,551	—	—	32,785
Residential mortgage:						
Residential mortgage	124,902	138	6,346	—	—	131,386
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	13,136	—	77	—	—	13,213
Gross loans	$ 1,211,676	$ 6,672	$ 28,541	$ —	$ —	$ 1,246,889
Less:						
Unearned net deferred fees and costs and loans in process						(4,245)
Unamortized discount on acquired loans						(5,063)
Allowance for loan losses						(17,043)
Loans receivable, net						$ 1,220,538

13

Below is a breakdown of loans by risk rating as of March 31, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 307,313	$ 4,978	$ 856	$ —	$ —	$ 313,147
Agricultural real estate	33,069	469	2,114	—	—	35,652
Multi-family real estate	89,474	—	—	—	—	89,474
Construction and land development	72,427	5,780	3,478	—	—	81,685
C&I/Agricultural operating:						
Commercial and industrial	80,746	1,115	3,388	—	—	85,249
Agricultural operating	21,552	428	720	—	—	22,700
Residential mortgage:						
Residential mortgage	98,138	35	4,681	—	—	102,854
Purchased HELOC loans	7,367	—	234	—	—	7,601
Consumer installment:			—			
Originated indirect paper	36,153	—	261	—	—	36,414
Other consumer	14,923	—	157	—	—	15,080
Total originated loans	$ 761,162	$ 12,805	$ 15,889	$ —	$ —	$ 789,856
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 192,367	$ 5,513	$ 9,123	$ —	$ —	$ 207,003
Agricultural real estate	39,729	—	8,037	—	—	47,766
Multi-family real estate	13,361	—	148	—	—	13,509
Construction and land development	13,982	—	251	—	—	14,233
C&I/Agricultural operating:						
Commercial and industrial	34,914	563	1,280	—	—	36,757
Agricultural operating	13,700	82	1,458	—	—	15,240
Residential mortgage:						
Residential mortgage	60,335	424	2,198	—	—	62,957
Consumer installment:						
Other consumer	2,095	—	9	—	—	2,104
Total acquired loans	$ 370,483	$ 6,582	$ 22,504	$ —	$ —	$ 399,569
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 499,680	$ 10,491	$ 9,979	$ —	$ —	$ 520,150
Agricultural real estate	72,798	469	10,151	—	—	83,418
Multi-family real estate	102,835	—	148	—	—	102,983
Construction and land development	86,409	5,780	3,729	—	—	95,918
C&I/Agricultural operating:						
Commercial and industrial	115,660	1,678	4,668	—	—	122,006
Agricultural operating	35,252	510	2,178	—	—	37,940
Residential mortgage:						
Residential mortgage	158,473	459	6,879	—	—	165,811
Purchased HELOC loans	7,367	—	234	—	—	7,601
Consumer installment:						
Originated indirect paper	36,153	—	261	—	—	36,414
Other consumer	17,018	—	166	—	—	17,184
Gross loans	$ 1,131,645	$ 19,387	$ 38,393	$ —	$ —	$ 1,189,425
Less:						
Unearned net deferred fees and costs and loans in process						(510)
Unamortized discount on acquired loans						(7,964)
Allowance for loan losses						(11,835)
Loans receivable, net						$ 1,169,116

14

Allowance for Loan Losses (in thousand, except ratios) March 31, 2021 and Three Months Ended December 31, 2020 and Three Months Ended March 31, 2020 and Three Months Ended Allowance for loan losses (“ALL”), at beginning of period $ 17,043 $ 14,836 $ 10,320 Loans charged off: Commercial/Agricultural real estate (200) — — C&I/Agricultural operating — (300) (442) Residential mortgage — — (27) Consumer installment (25) (23) (51) Total loans charged off (225) (323) (520) Recoveries of loans previously charged off: Commercial/Agricultural real estate 5 1 — C&I/Agricultural operating 15 11 — Residential mortgage 8 — 13 Consumer installment 14 18 22 Total recoveries of loans previously charged off: 42 30 35 Net loans charged off (“NCOs”) (183) (293) (485) Additions to ALL via provision for loan losses charged to operations — 2,500 2,000 ALL, at end of period $ 16,860 $ 17,043 $ 11,835 Average outstanding loan balance $ 1,213,562 $ 1,240,895 $ 1,172,246 Ratios: NCOs (annualized) to average loans 0.06% 0.09% 0.17% 15

Nonaccrual Loans Roll forward
(in thousands)

	Quarter Ended				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Balance, beginning of period	$ 10,747	$ 13,154	$ 14,787	$ 16,090	$ 19,056
Additions	430	912	716	1,907	1,811
Acquired nonaccrual loans	—	—	—	—	—
Charge offs	(205)	(2)	(141)	(175)	(452)
Transfers to OREO	(45)	—	(172)	—	(1,100)
Return to accrual status	(291)	—	(165)	(1,702)	(120)
Payments received	(1,935)	(3,317)	(1,744)	(1,292)	(2,887)
Other, net	(23)	—	(127)	(41)	(218)
Balance, end of period	$ 8,678	$ 10,747	$ 13,154	$ 14,787	$ 16,090

Other Real Estate Owned Roll forward
(in thousands)

	Quarter Ended				
	March, 31 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Balance, beginning of period	$ 156	$ 756	$ 692	$ 1,412	$ 1,429
Loans transferred in	45	—	172	—	988
Sales	(142)	(529)	(86)	(681)	(965)
Write-downs	—	(68)	(26)	(151)	(49)
Other, net	(2)	(3)	4	112	9
Balance, end of period	$ 57	$ 156	$ 756	$ 692	$ 1,412

Troubled Debt Restructurings in Accrual Status
(in thousands, except number of modifications)

	March, 31 2021		December 31, 2020		September 30, 2020		March 31, 2020	
	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment
Troubled debt restructurings: Accrual Status								
Commercial/Agricultural real estate	14	$ 4,472	16	$ 4,695	19	$ 5,480	13	$ 1,125
C&I/Agricultural Operating	5	4,042	4	3,836	5	3,868	1	9
Residential mortgage	44	3,195	43	3,162	42	3,178	38	3,174
Consumer installment	8	43	8	49	7	53	8	69
Total loans	71	$ 11,752	71	$ 11,742	73	$12,579	60	$ 4,377

16

Acquired loans represent much of the reduction in non-performing loans and classified loans. The table below shows the changes in the Bank's non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank's accretable loan discount which was established at each acquisition. The Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non-accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter.

Non-accretable difference:

	(in thousands)				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Non-accretable difference, beginning of period	$ 1,087	$ 1,661	$ 3,355	$ 4,327	$ 6,290
Additions to non-accretable difference for acquired purchased credit impaired loans	—	—	—	—	—
Non-accretable difference realized as interest from payoffs of purchased credit impaired loans	(58)	(324)	(130)	(196)	(1,043)
Transfers from non-accretable difference to accretable discount	(63)	(50)	(1,294)	(741)	(669)
Non-accretable difference used to reduce loan principal balance	—	(200)	(270)	(35)	—
Non-accretable difference transferred to OREO due to loan foreclosure	—	—	—	—	(251)
Non-accretable difference, end of period	$ 966	$ 1,087	$ 1,661	$ 3,355	$ 4,327

The table below provides the changes in accretable discount for acquired loans.

Accretable discount:

	(in thousands)				
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Accretable discount, beginning of period	$ 3,976	$ 5,050	$ 4,032	$ 3,637	$ 3,201
Additions to accretable discount for acquired performing loans	—	—	—	—	—
Accelerated accretion from payoff of certain PCI loans with transferred non-accretable difference	(90)	(872)	—	(99)	—
Transfers from non-accretable difference to accretable discount	63	50	1,294	741	669
Scheduled accretion	(266)	(252)	(276)	(247)	(233)
Accretable discount, end of period	$ 3,683	$ 3,976	$ 5,050	$ 4,032	$ 3,637

17

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights March 31, 2021 (unaudited) December 31, 2020 (audited) September 30, 2020 (unaudited) March, 31, 2020 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 9.8% 9.9% 9.9% 10.3% 5.0% Tier 1 capital (to risk weighted assets) 14.3% 13.5% 13.7% 12.6% 8.0% Common equity tier 1 capital (to risk weighted assets) 14.3% 13.5% 13.7% 12.6% 6.5% Total capital (to risk weighted assets) 15.5% 14.7% 15.0% 13.6% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights March 31, 2021 (unaudited) December 31, 2020 (audited) September 30, 2020 (unaudited) March, 31, 2020 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 7.5% 7.7% 7.5% 7.7% 4.0% Tier 1 capital (to risk weighted assets) 11.0% 10.5% 10.5% 9.2% 6.0% Common equity tier 1 capital (to risk weighted assets) 11.0% 10.5% 10.5% 9.2% 4.5% Total capital (to risk weighted assets) 14.9% 14.3% 14.3% 11.5% 8.0% 18